Exhibit 10.36

At Market Issuance Sales Agreement

July 14, 2009

Wm Smith & Co.

1700 Lincoln Street, Suite 2545

Denver CO 80203

Ladies and Gentlemen:

XOMA Ltd., a Bermuda company (the “Company”), confirms its agreement (this “Agreement”) with Wm Smith & Co., a Colorado corporation (“Wm Smith”), as follows:

1. Issuance and Sale of Shares. The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through Wm Smith, acting as agent and/or principal, up to 25,000,000 of the Company’s common shares (the “Shares”), par value $0.0005 per share (the “Common Shares”). Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 1 on the number of Shares issued and sold under this Agreement shall be the sole responsibility of the Company and that Wm Smith shall have no obligation in connection with such compliance. The issuance and sale of Shares through Wm Smith will be effected pursuant to the Registration Statement (as defined below) filed by the Company and declared effective by the Securities and Exchange Commission (the “Commission”), although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement to issue Common Shares. Wm Smith and the Company are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), with the Commission a registration statement on Form S-3 (File No. 333-148342), including a base prospectus, with respect to equity and other offerings, including the Shares, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). The Company will prepare a prospectus supplement (the “Prospectus Supplement”) to the base prospectus included as part of such registration statement. The Company will furnish to Wm Smith, for use by Wm Smith, copies of the prospectus included as part of such registration statement, as supplemented by the Prospectus Supplement, relating to the Shares. Except where the context otherwise requires, such registration statement, as amended when it became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act and also including any other registration statement filed pursuant to Rule 462(b) under the Securities Act, collectively, is herein called the “Registration Statement,” and the base prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such prospectus and/or Prospectus Supplement have most recently been filed by the Company with the

Commission pursuant to Rule 424(b) under the Securities Act is herein called the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its IDEA system (formerly known as EDGAR) (“IDEA”).

2. Placements. Each time that the Company wishes to issue and sell Shares hereunder (each, a “Placement”), it will notify Wm Smith by email notice (or other method mutually agreed to in writing by the Parties) of the number of Shares (the “Placement Shares”) to be issued, the time period during which sales are requested to be made, any limitation on the number of Shares that may be sold in any one day or in any one transaction and any minimum price below which sales may not be made (a “Placement Notice”), the form of which is attached hereto as Schedule 1. The Placement Notice shall originate from any of the individuals from the Company set forth on Schedule 3 (with a copy to each of the other individuals from the Company listed on such schedule), and shall be addressed to each of the individuals from Wm Smith set forth on Schedule 3, as such Schedule 3 may be amended from time to time. The Placement Notice shall be effective unless and until (i) Wm Smith declines to accept the terms contained therein as a result of any suspension or limitation of trading in the Placement Shares or in securities generally on the Exchange (as defined below) or any occurrence or event that causes a material adverse change in the operation of the Company, (ii) the entire amount of the Placement Shares have been sold, (iii) the Company suspends or terminates the Placement Notice or (iv) this Agreement has been terminated under the provisions of Section 12. The amount of any discount, commission or other compensation to be paid by the Company to Wm Smith in connection with the sale of the Placement Shares shall be calculated in accordance with the terms set forth in Schedule 2. It is expressly acknowledged and agreed that neither the Company nor Wm Smith will have any obligation whatsoever with respect to a Placement or any Placement Shares unless and until the Company delivers a Placement Notice to Wm Smith and Wm Smith does not decline such Placement Notice pursuant to the terms set forth above, and then only upon the terms specified therein and herein. In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice, the terms of the Placement Notice will control.

3. Sale of Placement Shares by Wm Smith. Subject to the terms and conditions herein set forth, upon the Company’s issuance of a Placement Notice, and unless the sale of the Placement Shares described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, Wm Smith will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Shares up to the amount specified, and otherwise in accordance with the terms of such Placement Notice. Wm Smith will provide written confirmation to the Company no later than the opening of the Trading Day (as defined below) immediately following the Trading Day on which it has made sales of Placement Shares hereunder setting forth the number of Placement Shares sold on such day, the compensation payable by the Company to Wm Smith pursuant to Section 2 with respect to such sales, and the Net Proceeds (as defined below) payable to the Company. Wm Smith may sell Placement Shares by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act, including without limitation sales made directly on the NASDAQ Global Market (the “Exchange”), on any other existing trading market for the Common Shares or to or through a market maker. Wm Smith may also sell Placement Shares in privately negotiated transactions, subject to approval by the Company. The Company acknowledges and agrees that (i) there can be no assurance that Wm Smith will be successful in selling Placement Shares, and (ii) Wm Smith will incur no liability or obligation to the Company or any other person or entity if it does not sell Placement Shares for any reason other than a failure by Wm Smith to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Shares as required under this Section 3. For the purposes hereof, “Trading Day” means any day on which Common Shares are purchased and sold on the principal market on which the Common Shares are listed or quoted.

4. Suspension of Sales. The Company (for any reason) or Wm Smith (for any of the reasons set forth in clause (i) of Section 2) may, upon notice to the other party in writing (including by email correspondence to each of the individuals of the other Party set forth on Schedule 3, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by verifiable facsimile transmission or email correspondence to each of the individuals of the other Party set forth on Schedule 3), suspend any sale of Placement Shares; provided, however, that such suspension shall not affect or impair either Party’s obligations with respect to any Placement Shares sold hereunder prior to the receipt of such notice. Each of the Parties agrees that no such notice under this Section 4 shall be effective against the other unless it is made to at least one of the individuals named on Schedule 3 hereto (representing such other Party), as such Schedule may be amended from time to time.

5. Settlement.

(a) Settlement of Placement Shares. Unless otherwise specified in the applicable Placement Notice, settlement for sales of Placement Shares will occur on the third (3rd) Trading Day (or such earlier day as is industry practice for regular-way trading) (each, a “Settlement Date”) following the respective Point of Sale (as defined below). The amount of proceeds to be delivered to the Company on a Settlement Date against receipt of the Placement Shares sold (the “Net Proceeds”) will be equal to the aggregate sales price received by Wm Smith at which such Placement Shares were sold, after deduction for (i) Wm Smith’s commission, discount or other compensation for such sales payable by the Company pursuant to Section 2 hereof, (ii) any other amounts due and payable by the Company to Wm Smith hereunder pursuant to Section 7(g) (Expenses) hereof, and (iii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales to the extent such amounts have been paid by Wm Smith.

(b) Delivery of Placement Shares. On or before each Settlement Date, the Company will, or will cause its transfer agent to, issue and electronically transfer the Placement Shares being sold by crediting Wm Smith’s or its designee’s account at The Depository Trust Company through its Deposit and Withdrawal at Custodian System (“DWAC”) or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradable, transferable, registered shares in good deliverable form. On each Settlement Date, Wm Smith will deliver the related Net Proceeds in same day funds to the account specified on Schedule 4 or such other account designated by the Company on, or prior to, the Settlement Date. Wm Smith will be responsible for obtaining DWAC instructions or instructions for delivery by other means with regard to the transfer of Placement Shares being sold. The Company agrees that if the Company, or its transfer agent (if applicable), defaults in its obligation to deliver Placement Shares on a Settlement Date, in addition to and in no way limiting the rights and obligations set forth in Section 10(a) (Indemnification and Contribution) here, it will (i) hold Wm Smith harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and (ii) pay to Wm Smith any commission, discount, or other compensation to which it would otherwise have been entitled absent such default except, in each case, to the extent such failure was caused by the gross negligence or willful misconduct of Wm Smith.

6. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, Wm Smith that as of the date of this Agreement and as of each Representation Date (as defined in Section 7(m) below) on which a certificate is required to be delivered pursuant to Section 7(m) of this Agreement, as the case may be, except as may be disclosed in the Registration Statement or a Disclosure Schedule delivered in connection herewith:

(a) Registration Statement and Prospectus. The Company and, assuming no act or omission on the part of Wm Smith that would make such statement untrue, the transactions contemplated by this Agreement meet the requirements for and comply with the conditions for the use of Form S-3 under the Securities Act. The Registration Statement has been filed with the Commission and has been declared effective under the Securities Act. The Prospectus Supplement will name Wm Smith as an underwriter, acting as principal and/or agent, that the Company might engage. The Company has not received any order of the Commission preventing or suspending the use of the Registration Statement, or threatening or instituting proceedings for that purpose. The Registration Statement and the offer and sale of Shares as contemplated hereby meet the requirements of Rule 415 under the Act and comply in all material respects with said Rule. Copies of the Registration Statement, the Prospectus, and any such amendments or supplements and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement have been delivered, or are available through IDEA, to Wm Smith and their counsel. The Company has not distributed and, prior to the later to occur of each Settlement Date and completion of the distribution of the Placement Shares, will not distribute any offering material in connection with the offering or sale of the Placement Shares other than the Registration Statement and the Prospectus and any Issuer Free Writing Prospectus (as defined below) to which Wm Smith has consented (such consent not to be unreasonably withheld). The Common Shares are currently listed on the NASDAQ Global Market under the trading symbol “XOMA”. Except as disclosed in the Registration Statement, the Company has not, in the 12 months preceding the date hereof, received notice from the Exchange to the effect that the Company is not in compliance with the listing or maintenance requirements.

(b) No Misstatement or Omission. The Registration Statement, when it became or becomes effective, and the Prospectus, and any amendment or supplement thereto, on the date of such Prospectus or amendment or supplement, conformed or will conform in all material respects with the requirements of the Securities Act. At each Settlement Date, the Registration Statement and the Prospectus, as of such date, will conform in all material respects with the requirements of the Act. The Registration Statement, when it became effective, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendment or supplement thereto, on the date thereof and at each Point of Sale, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The documents incorporated by reference in the Prospectus or any Prospectus Supplement did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact required to be stated in such document or necessary to make the statements in such document, in the light of the circumstances under which they were made, not misleading. The foregoing shall not apply to statements in, or omissions from, any such document made in reliance upon, and in conformity with, information furnished to the Company by Wm Smith specifically for use in the preparation thereof. “Point of Sale” means, for a Placement, the time at which an acquiror of Placement Shares entered into a contract, binding upon such acquiror, to acquire such Shares.

(c) Conformity with Securities Act and Exchange Act. The documents incorporated by reference in the Registration Statement, the Prospectus or any amendment or supplement thereto, when such documents were or are filed with the Commission under the Securities Act or the Exchange Act or became or become effective under the Securities Act, as the case may be, conformed or will conform in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable.

(d) Financial Information. The consolidated financial statements and the related notes thereto included or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Act and the Exchange Act, as applicable, and present fairly, the financial position of the Company as of the dates indicated and the results of its operations and the changes in its consolidated cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim financial statements, to the extent that they may not include footnotes or may be condensed or summary statements), and the other financial information included or incorporated by reference in the Registration Statement and the Prospectus has been derived from the accounting records of the Company and presents fairly the information shown thereby. Any pro forma financial statements or data included or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the requirements of Regulation S-X of the Securities Act, including, without limitation, Article 11 thereof, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the circumstances referred to therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data. No other financial statements or schedules of the Company or any other entity are required by the

Act to be included in the Registration Statement or the Prospectus. All disclosures contained in the Registration Statement, the Pricing Disclosure Materials and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by Item 10 of Regulation S-K under the Act) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable. The Company does not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations and any “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), not disclosed in the Registration Statement, the Pricing Disclosure Materials and the Prospectus.

(e) Conformity with IDEA Filing. The Prospectus delivered to Wm Smith for use in connection with the sale of the Placement Shares pursuant to this Agreement will be identical to the versions of the Prospectus created to be transmitted to the Commission for filing via IDEA, except to the extent permitted by Regulation S-T.

(f) Organization. The Company has been duly continued into and is validly existing as a company in good standing under the laws of Bermuda. The Company is, and will be, duly licensed or qualified as a foreign corporation for transaction of business and in good standing under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such license or qualification, and has all corporate power and authority necessary to own or hold its properties and to conduct its business as described in the Registration Statement and the Prospectus, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect or would reasonably be expected to have a material adverse effect on or affecting the business, properties, consolidated financial position or results of operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).

(g) Subsidiaries. The Company has no subsidiaries (as defined in the Securities Act) other than those listed in Section 6(g) of the Disclosure Schedule hereto.

(h) No Violation. The Company is not (i) in violation of its charter or by-laws or similar organizational documents; or (ii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clause (ii) above, for any such violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(i) No Material Adverse Change. Except as set forth in, incorporated by reference into or otherwise contemplated by the Registration Statement or the Prospectus, since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus and prior to each Settlement Date, (i) there has not been and will not have been any change in the share capital of the Company (except for changes in the number of issued and outstanding Common Shares of the Company due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible into, Common Shares outstanding on the date hereof) or long-term debt of the Company or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, that has resulted in or that would reasonably be expected to result in a Material Adverse Effect to the Company taken as a whole; (ii) other than this Agreement, the Company has not entered and will not enter into any transaction or agreement, not in the ordinary course of business, that is material to the Company and its subsidiaries taken as a whole or incurred and will not incur any liability or obligation, direct or contingent, not in the ordinary course of business, that is material to the Company and its subsidiaries taken as a whole; (iii) there has not been any material adverse change in the business, properties, financial position, or results of operations of the Company, taken as a whole; and (iv) the Company has not sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.

(j) Capitalization. The issued and outstanding share capital of the Company has been validly issued, is fully paid and nonassessable and, other than as disclosed in or contemplated by the Registration Statement or the Prospectus, is not subject to any statutory preemptive rights or similar rights. The Company has an authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Prospectus as of the dates referred to therein (other than the grant of additional options under the Company’s existing stock option plans, or changes in the number of issued and outstanding Common Shares of the Company due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible into, Common Shares outstanding on the date hereof) and such authorized share capital conforms to the description thereof set forth in the Registration Statement and the Prospectus. The description of the securities of the Company in the Registration Statement and the Prospectus is complete and accurate in all material respects. Except as disclosed in or contemplated by the Registration Statement or the Prospectus, as of the date referred to therein, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or exchangeable for, or any contracts or commitments to issue or sell, any Common Shares or other securities.

(k) Authorization; Enforceability. This Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles and (ii) the indemnification and contribution provisions of Section 10 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof.

(l) Authorization of Placement Shares. The Placement Shares, when issued and delivered pursuant to the terms approved by the Board of Directors or a duly designated committee thereof, against payment therefor as provided herein, will be duly and validly authorized and issued and fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, including any statutory or contractual preemptive rights or other similar rights, and will be registered pursuant to Section 12 of the Exchange Act. The Placement Shares, when issued, will conform in all material respects to the description thereof set forth in or incorporated into the Prospectus.

(m) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this

Agreement and the issuance and sale by the Company of the Placement Shares, except for the registration of the Placement Shares under the Act, the filing of the Registration Statement and the Prospectus and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws or by the by-laws and rules of the Financial Industry Regulatory Authority (“FINRA”) or the Exchange in connection with the sale of the Placement Shares by Wm Smith or by the Bermuda Monetary Authority.

(n) No Preferential Rights. Except as set forth in, incorporated by reference into or otherwise contemplated by the Registration Statement and the Prospectus, (i) no person, as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act (each, a “Person”), has the right, contractual or otherwise, to cause the Company to issue or sell to such Person any Common Shares or other securities of the Company, (ii) no Person has any preemptive rights, or any other rights (whether pursuant to a “poison pill” provision or otherwise) to purchase from the Company any Common Shares or other securities of the Company, (iii) no Person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares, and (iv) no Person has the right, contractual or otherwise, to require the Company to register under the Securities Act any Common Shares or other securities of the Company, or to include any such shares or other securities in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Placement Shares as contemplated thereby or otherwise.

(o) Independent Public Accountant. Ernst & Young LLP, whose report on the consolidated financial statements of the Company is filed with the Commission as part of the Registration Statement and the Prospectus for the period ended December 31, 2008 (the “Accountant”), whose report on the consolidated financial statements of the Company is filed with the Commission as part of the Prospectus for the periods December 31, 2007 and December 31, 2008, are and, during the periods covered by their respective reports, were independent public accountants within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States). To the Company’s knowledge, the Accountant is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) with respect to the Company.

(p) Enforceability of Agreements. Except as disclosed in the Registration Statement and Prospectus, the Company has not sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in, or filed as an exhibit to, the Registration Statement and Prospectus, and no such termination or non-renewal has been threatened by the Company or, to the Company’s knowledge, any other party to any such contract or agreement.

(q) No Litigation. Except as set forth in the Registration Statement or the Prospectus, there are no legal, governmental or regulatory actions, suits or proceedings pending, nor, to the Company’s knowledge, any legal, governmental or regulatory investigations, to which the Company is a party or to which any property of the Company is the subject that, individually or in the aggregate, if determined adversely to the Company, would reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement; and to the Company’s knowledge, no such actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others.

(r) Licenses and Permits. Except as set forth in the Registration Statement or the Prospectus, the Company possesses or has obtained, and at each Settlement Date will possess and will have obtained, all licenses, certificates, consents, orders, approvals, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of its properties or the conduct of its business as described in the Registration Statement and the Prospectus (the “Permits”), except where the failure to possess, obtain or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Registration Statement or the Prospectus, the Company has not received written notice of any proceeding relating to revocation or modification of any such Permit and does not have any reason to believe that such Permit will not be renewed in the ordinary course, except where the failure to obtain any such renewal would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(s) Market Capitalization. As of the close of trading on the Exchange on the Trading Day immediately prior to the date of each Placement Notice (i) the aggregate market value of the outstanding voting and non-voting common equity (as defined in Securities Act Rule 405) of the Company held by persons other than affiliates of the Company (pursuant to Securities Act Rule 144, those that directly, or indirectly through one or more intermediaries, control, or are controlled by, or are under common control with, the Company) (the “Non-Affiliate Shares”), was equal to or greater than $75 million (calculated by multiplying (x) the price at which the common equity of the Company was last sold on the Exchange on the Trading Day immediately prior to the date of this Agreement times (y) the number of Non-Affiliate Shares); or (ii) the aggregate market value of securities sold by or on behalf of the Company during the previous 12 calendar months, including the Placement Shares, is no more than one-third the aggregate market value of the Non-Affiliate Shares.

(t) No Material Defaults. The Company has not defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The Company has not filed a report pursuant to Section 13(a) or 15(d) of the Exchange Act since the filing of its last Annual Report on Form 10-K, indicating that it (i) has failed to pay any dividend or sinking fund installment on preferred stock or (ii) has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(u) Certain Market Activities. Neither the Company, nor any of its respective directors, officers or controlling persons has taken, directly or indirectly, any action designed, or that has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Placement Shares.

(v) Broker/Dealer Relationships. Neither the Company nor any of its related entities (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or (ii) directly or indirectly through one or more intermediaries, controls or is a “person associated with a member” or “associated person of a member” (within the meaning of Article I of the NASD Manual administered by FINRA).

(w) No Reliance. The Company has not relied upon Wm Smith or legal counsel for Wm Smith for any legal, tax or accounting advice in connection with the offering and sale of the Placement Shares.

(x) Taxes. The Company has filed all federal, state, local and foreign tax returns which have been required to be filed and paid all taxes shown thereon through the date hereof, to the extent that such taxes have become due and are not being contested in good faith. Except as otherwise disclosed in or contemplated by the Registration Statement or the Prospectus, no tax deficiency has been determined adversely to the Company which has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company has no knowledge of any federal, state or other governmental tax deficiency, penalty or assessment which has been or might be asserted or threatened against it which could have a Material Adverse Effect.

(y) Intellectual Property. Except as set forth in the Registration Statement or the Prospectus, the Company owns or possesses adequate enforceable rights to use all patents, patent applications, trademarks (both registered and unregistered), service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the “Intellectual Property”), necessary for the conduct of its business as conducted as of the date hereof, except to the extent that the failure to own or possess adequate rights to use such Intellectual Property would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; the Company has not received any written notice of any claim of infringement or conflict which asserted Intellectual Property rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Effect; to the Company’s knowledge, there are no pending or threatened judicial proceedings or interference proceedings challenging the Company’s rights in or to or the validity of the scope of any of the Company’s patents, patent applications or proprietary information; to the Company’s knowledge no other entity or individual has any right or claim in any of the Company’s patents, patent applications or any patent to be issued therefrom by virtue of any contract, license or other agreement entered into between such entity or individual and the Company or by any non-contractual obligation, other than by written licenses granted by the Company; the Company has not received any written notice of any claim challenging the rights of the Company in or to any Intellectual Property owned, licensed or optioned by the Company which claim, if the subject of an unfavorable decision would result in an Material Adverse Effect.

(z) Compliance Program. The Company has established and administers a compliance program applicable to the Company, to assist the Company and the directors, officers and employees of the Company in complying with applicable regulatory guidelines.

(aa) Environmental Laws. Except as set forth in the Registration Statement or the Prospectus, the Company (i) is in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) has received and is in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as described in the Registration Statement and the Prospectus; and (iii) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except, in the case of any of clauses (i), (ii) or (iii) above, for any such failure to comply or failure to receive required permits, licenses, other approvals or liability as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(bb) Disclosure Controls. The Company maintains systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of a date within 90 days prior to the filing date of the Form 10-K for the year ended December 31, 2008 (such date, the “Evaluation Date”). Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

(cc) Sarbanes-Oxley. To the knowledge of the Company, there is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder. Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to all reports, schedules, forms, statements and other documents required to be filed by it or furnished by it to the Commission. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

(dd) Finder’s Fees. The Company has not incurred any liability for any finder’s fees, brokerage commissions or similar payments in connection with the transactions herein contemplated, except as may otherwise exist with respect to Wm Smith pursuant to this Agreement.

(ee) Labor Disputes. No labor disturbance by or dispute with employees of the Company exists or, to the knowledge of the Company, is threatened which would reasonably be expected to result in a Material Adverse Effect

(ff) Investment Company Act. The Company, after giving effect to the offering and sale of the Placement Shares, will not be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(gg) Underwriter Agreements. Except as set forth in, incorporated by reference into or otherwise contemplated by the Registration Statement, the Company is not a party to any agreement with an agent or underwriter for any other “at-the-market” or continuous equity transaction.

(hh) Wm Smith Purchases. The Company acknowledges and agrees that Wm Smith has informed the Company that Wm Smith may, to the extent permitted under the Securities Act and the Exchange Act, purchase and sell Common Shares for its own account while this Agreement is in effect, provided, that (i) no such purchase or sales shall take place while a Placement Notice is in effect (except to the extent Wm Smith may engage in sales of Placement Shares purchased or deemed purchased from the Company as a “riskless principal” or in a similar capacity) and (ii) the Company shall not be deemed to have authorized or consented to any such purchases or sales by Wm Smith.

(ii) Margin Rules. Neither the issuance, sale and delivery of the Shares pursuant to this Agreement nor the application of the proceeds thereof by the Company as described in the Registration Statement and the Prospectus will constitute a violation by the Company of Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(jj) Insurance. The Company carries, or is covered by, insurance in such amounts and covering such risks as the Company reasonably believe are adequate for the conduct of its properties and as is customary for companies engaged in similar businesses in similar industries.

(kk) No Improper Practices. Except as set forth in, incorporated by reference into or otherwise contemplated by the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company to or for the benefit of any of its officers or directors or any of the members of the families of any of them.

(ll) Status Under the Securities Act. The Company was not and is not an ineligible issuer as defined in Rule 405 under the Securities Act at the times specified in Rules 164 and 433 under the Act in connection with the offering of the Shares.

(mm) No Misstatement or Omission in an Issuer Free Writing Prospectus. Each issuer free writing prospectus, as defined in Rule 405 under the Act (an “Issuer Free Writing Prospectus,” and together with the Preliminary Prospectus the “Pricing Disclosure Materials”), when considered together with the Pricing Disclosure Materials as of the applicable Point of Sale, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement contained in any Issuer Free Writing Prospectus in reliance upon and in conformity with information concerning Wm Smith and furnished by Wm Smith to the Company expressly for use in the Issuer Free Writing Prospectus.

(nn) Conformity of Issuer Free Writing Prospectus. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Act on the date of first use, and the Company has complied or will comply with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Act. Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein that has not been superseded or modified. The Company has not made any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus without the prior written consent of Wm Smith. The Company has retained in accordance with the Act all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Act.

(oo) Pricing Disclosure Materials. The Pricing Disclosure Materials did not, as of the applicable Point of Sale contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement contained in the Pricing Disclosure Materials in reliance upon and in conformity with information concerning Wm Smith and furnished in writing by Wm Smith to the Company expressly for use in the Pricing Disclosure Materials.

(pp) No Conflicts. Neither the execution of this Agreement, nor the issuance, offering or sale of the Shares, nor the consummation of any of the transactions contemplated herein and therein, nor the compliance by the Company with the terms and provisions hereof and thereof will conflict with, or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any contract or other agreement to which the Company may be bound or to which any of the property or assets of the Company is subject, except (i) such conflicts, breaches or defaults as may have been waived and (ii) such conflicts, breaches and defaults that would not have a Material Adverse Effect; nor will such action result (x) in any violation of the provisions of the organizational or governing documents of the Company, or (y) in any material violation of the provisions of any statute or any order, rule or regulation applicable to the Company or of any court or of any federal, state or other regulatory authority or other government body having jurisdiction over the Company.

(qq) Share Transfer Taxes. On each Settlement Date, all share transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

7. Covenants of the Company. The Company covenants and agrees with Wm Smith that:

(a) Registration Statement Amendments. After the date of this Agreement and during any period in which a Prospectus relating to any Placement Shares is required to be delivered by Wm Smith under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act): (i) the Company will notify Wm Smith promptly of the time when any subsequent amendment to the Registration Statement, other than documents incorporated by reference, has been filed with the Commission and/or has become effective or any subsequent supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information, (ii) the Company will prepare and file with the Commission, promptly upon Wm Smith’s request, any amendments or supplements to the Registration Statement or Prospectus that, in Wm Smith’s reasonable opinion, may be necessary in connection with the distribution of the Placement Shares by Wm Smith (provided, however, that the failure of Wm Smith to make such request shall not relieve the Company of any obligation or liability hereunder, or affect Wm Smith’s right to rely on the representations and warranties made by the Company in this Agreement and provided, further, that the only remedy Wm Smith shall have with respect to the failure to make such filing shall be to cease making sales under this Agreement until such amendment or supplement is filed); (iii) the Company will not file any amendment or supplement to the Registration Statement or Prospectus relating to the Placement Shares or a security convertible into the Placement Shares unless a copy thereof has been submitted to Wm Smith within a reasonable period of time before the filing and Wm Smith has not reasonably objected thereto (provided, however, that the failure of Wm Smith to make such objection shall not relieve the Company of any obligation or liability hereunder, or affect Wm Smith’s right to rely on the representations and warranties made by the Company in this Agreement and provided, further, that the only remedy Wm Smith shall have with respect to the failure by the Company to obtain such consent shall be to cease making sales under this Agreement) and the Company will furnish to Wm Smith at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference into the Registration Statement or Prospectus, except for those documents available via IDEA; and (iv) the Company will cause each amendment or supplement to the Prospectus to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Securities Act or, in the case of any document to be incorporated therein by reference, to be filed with the Commission as required pursuant to the Exchange Act, within the time period prescribed (the determination to file or not file any amendment or supplement with the Commission under this Section 7(a), based on the Company’s reasonable opinion or reasonable objections, shall be made exclusively by the Company).

(b) Notice of Commission Stop Orders. The Company will advise Wm Smith, promptly after it receives notice thereof, of the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Placement Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued. The Company will advise Wm Smith promptly after it receives any request by the Commission for any amendments to the Registration Statement or any amendment or supplements to the Prospectus or any Issuer Free Writing Prospectus or for additional information related to the offering of the Shares or for additional information related to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus.

(c) Delivery of Prospectus; Subsequent Changes. During any period in which a Prospectus relating to the Placement Shares is required to be delivered by Wm Smith under the Securities Act with respect to the offer and sale of the Placement Shares, (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), the Company will comply in all material respects with all requirements imposed upon it by the Securities Act, as from time to time in force, and to file on or before their respective due dates all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14, 15(d) or any other provision of or under the Exchange Act. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A under the Act, it will use commercially reasonable efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and to notify Wm Smith promptly of all such filings. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Securities Act, the Company will promptly notify Wm Smith to suspend the offering of Placement Shares during such period and the Company will promptly amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance; provided, however, that the Company may delay any such amendment or supplement, if in the judgment of the Company, it is in the best interests of the Company to do so.

(d) Listing of Placement Shares. During any period in which the Prospectus relating to the Placement Shares is required to be delivered by Wm Smith under the Securities Act with respect to the offer and sale of the Placement Shares, the Company will use commercially reasonable efforts to cause the Placement Shares to be listed on the Exchange and to qualify the Placement Shares for sale under the securities laws of such jurisdictions as Wm Smith reasonably designates and to continue such qualifications in effect so long as required for the distribution of the Placement Shares; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation or dealer in securities or file a general consent to service of process in any jurisdiction.

(e) Delivery of Registration Statement and Prospectus. The Company will furnish to Wm Smith and its counsel (at the expense of the Company) copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement or Prospectus that are filed with the Commission during any period in which a Prospectus relating to the Placement Shares is required to be delivered under the Securities Act (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as reasonably practicable and in such quantities as Wm Smith may from time to time reasonably request and, at Wm Smith’s request, will also furnish copies of the Prospectus to each exchange or market on which sales of the Placement Shares may be made; provided, however, that the Company shall not be required to furnish any document (other than the Prospectus) to Wm Smith to the extent such document is available on IDEA.

(f) Earnings Statement. The Company will make generally available to its security holders as soon as practicable, but in any event not later than 18 months after the end of the Company’s current fiscal quarter, an earnings statement covering a 12-month period that satisfies the provisions of Section 11(a) and Rule 158 of the Securities Act.

(g) Expenses. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, in accordance with the provisions of Section 12 hereunder, will pay all expenses incident to the performance of its obligations hereunder, including, but not limited to, expenses relating to (i) the preparation, printing and filing of the Registration Statement and each amendment and supplement thereto, of each Prospectus and of each amendment and supplement thereto, (ii) the preparation, issuance and delivery of the Placement Shares, (iii) the qualification of the Placement Shares under securities laws in accordance with the provisions of Section 7(d) of this Agreement, including filing fees, (iv) to the extent required by Section 7(e), the printing and delivery to Wm Smith of copies of the Prospectus and any amendments or supplements thereto, and of this Agreement, (v) the fees and expenses incurred in connection with the listing or qualification of the Placement Shares for trading on the Exchange, (vi) filing fees and expenses, if any, of the Commission and the FINRA Corporate Financing Department. The Company shall also reimburse Wm Smith for its reasonable, out-of-pocket legal expenses actually incurred in connection with the negotiation and execution of this Agreement in an amount not to exceed $20,000. Wm Smith will pay all other expenses incident to the performance of its obligations hereunder.

(h) Use of Proceeds. The Company will use the Net Proceeds as described in the Prospectus in the section entitled “Use of Proceeds.”

(i) Notice of Other Sales. Without the prior written consent of Wm Smith (not to be unreasonably withheld), the Company will not, directly or indirectly, offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any Common Shares (other than the Shares offered pursuant to the provisions of this Agreement) or securities convertible into or exchangeable for Common Shares, warrants or any rights to purchase or acquire, Common Shares at any time that sales of the Shares have been made but not settled or at any time the Company has outstanding with Wm Smith any instructions to sell Shares but such instructions have not been fulfilled, suspended or cancelled (or, if the Placement Notice has been terminated or suspended prior to the sale of all Shares covered by a Placement Notice, the date of such suspension or termination); and will not directly or indirectly in any other “at-the-market” or continuous equity transaction offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any Common Shares (other than the Shares offered pursuant to the provisions of this Agreement) or securities convertible into or exchangeable for Common Shares, warrants or any rights to purchase or acquire, Common Shares prior to the later of the termination of this Agreement and the sixtieth (60th) day immediately following the final Settlement Date with respect to Placement Shares sold pursuant to such Placement Notice; provided, however, that such restrictions will not be required in connection with the Company’s issuance or sale of (i) Common Shares, options to purchase Common Shares or Common Shares issuable upon the exercise of options, pursuant to any employee or director share option or benefits plan, share ownership plan or dividend reinvestment plan (but not shares subject to a waiver to exceed plan limits in its dividend reinvestment plan) of the Company whether now in effect or hereafter implemented, (ii) Common Shares issuable upon conversion of securities or the exercise of warrants, options or other rights in effect or outstanding, and disclosed in filings by the Company available on IDEA or otherwise in writing to Wm Smith and (iii) Common Shares pursuant to that certain Common Share Purchase Agreement, dated October 21, 2008, by and between Azimuth Opportunity Ltd. and XOMA Ltd at any time that Placement Notice is pending.

(j) Change of Circumstances. The Company will, at any time that sales of the Shares have been made but not settled or at any time the Company has outstanding with Wm Smith any instructions to sell Shares but such instructions have not been fulfilled, suspended or cancelled (or, if the Placement Notice has been terminated or suspended prior to the sale of all Shares covered by a Placement Notice, the date of such suspension or termination) advise Wm Smith promptly after it shall have received notice or obtained knowledge thereof, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document required to be provided to Wm Smith pursuant to this Agreement.

(k) Due Diligence Cooperation. The Company will cooperate with any reasonable due diligence review conducted by Wm Smith or its agents in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior corporate officers, during regular business hours and at the Company’s principal offices, as Wm Smith may reasonably request.

(l) Required Filings Relating to Placement of Placement Shares. The Company agrees that on such dates as the Securities Act shall require, the Company will (i) file a prospectus supplement with the Commission under the applicable paragraph of Rule 424(b) under the Securities Act (each and every filing under Rule 424(b), a “Filing Date”), which prospectus supplement will set forth, within the relevant period, the maximum amount of Placement Shares to be sold through Wm Smith, the compensation payable by the Company to Wm Smith with respect to such Placement Shares and such other information that the Company deems necessary, and (ii) deliver such number of copies of each such prospectus supplement to each exchange or market on which such sales were effected as may be required by the rules or regulations of such exchange or market.

(m) Representation Dates; Certificate. During the term of this Agreement, on the date of each Placement Notice given hereunder and each time the Company (i) files the Prospectus relating to the Placement Shares or amends or supplements the Registration Statement or the Prospectus relating to the Placement Shares (other than a prospectus supplement filed in accordance with Section 7(l) of this Agreement) by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of document(s) by reference to the Registration Statement or the Prospectus relating to the Placement Shares; (ii) files an annual report on Form 10-K under the Exchange Act; (iii) files its quarterly reports on Form 10-Q under the Exchange Act or (iv) files a report on Form 8-K containing amended financial information (other than an earnings release, to “furnish” information pursuant to Items 2.02 or 7.01 of Form 8-K or to provide disclosure pursuant to Item 8.01 of Form 8-K relating to the reclassifications of certain properties as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144) under the Exchange Act (each date of filing of one or more of the documents referred to in clauses (i) through (iv) shall be a “Representation Date”); the Company shall furnish Wm Smith with a certificate, in the form attached hereto as Exhibit 7(m). The requirement to provide a certificate under this Section 7(m) shall be waived for any Representation Date occurring at a time at which no Placement Notice is pending, which waiver shall continue until the earlier to occur of the date the Company delivers a Placement Notice hereunder (which for such calendar quarter shall be considered a Representation Date) and the next occurring Representation Date; provided, however, that such waiver shall not apply for any Representation Date on which the Company files its annual report on Form 10-K. Notwithstanding the foregoing, if the Company subsequently decides to sell Placement Shares following a Representation Date when the Company relied on such waiver and did not provide Wm Smith with a certificate under this Section 7(m), then before the Company delivers the Placement Notice or Wm Smith sells any Placement Shares, the Company shall provide Wm Smith with a certificate, in the form attached hereto as Exhibit 7(m), dated the date of the Placement Notice.

(n) Legal Opinion. No later than ten Trading Days following the date of each Placement Notice given hereunder, the Company shall cause to be furnished to Wm Smith a written opinion of Conyers Dill and Pearman (“Bermuda Company Counsel”), or other counsel reasonably satisfactory to Wm Smith, in form and substance satisfactory to Wm Smith and its counsel, dated the date of the Placement Notice, substantially similar to the form attached hereto as Exhibit 7(n)(1)(A) and a written opinion of Cahill Gordon & Reindel LLP (“Company Counsel”), or other counsel reasonably satisfactory to Wm Smith, in form and substance satisfactory to Wm Smith and its counsel, dated the date of the Placement Notice, substantially similar to the form attached hereto as Exhibit 7(n)(1)(B), respectively, modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, the Company shall be required to furnish to Wm Smith no more than one opinion from each Counsel hereunder per calendar quarter; provided, further, that in lieu of such opinions for subsequent Placement Notices, counsel may furnish Wm Smith with a letter (a “Reliance Letter”) to the effect that Wm Smith may rely on a prior opinion delivered under this Section 7(n) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented as of the date of the Placement Notice).

(o) Comfort Letter. No later than ten Trading Days following the date the Company files this Agreement and thereafter within five Trading Days following each subsequent date the Company files an annual report on Form 10-K under the Exchange Act, during any period in which the Prospectus relating to the Placement Shares is required to be delivered by Wm Smith (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Act) and with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit 7(m) for which no waiver is applicable, the Company shall cause its independent accountants to furnish Wm Smith letters (the “Comfort Letters”), dated the date the Comfort Letter is delivered; provided, that if requested by Wm Smith, the Company shall cause a Comfort Letter to be furnished to Wm Smith within ten Trading Days of the date of occurrence of any restatement of the Company’s financial statements. The Comfort Letter from the Company’s independent accountants shall be in a form and substance satisfactory to Wm Smith, (i) confirming that they are an independent public accounting firm within the meaning of the Securities Act and the PCAOB, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings (the first such letter, the “Initial Comfort Letter”) and (iii) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter.

(p) Market Activities. The Company will not, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) sell, bid for, or purchase the Shares, or pay anyone any compensation for soliciting purchases of the Shares other than Wm Smith.

(q) Investment Company Act. The Company will conduct its affairs in such a manner so as to reasonably ensure that it will not be or become, at any time prior to the termination of this Agreement, an “investment company,” as such term is defined in the Investment Company Act, assuming no change in the Commission’s current interpretation as to entities that are not considered an investment company.

(r) No Offer to Sell. Other than an Issuer Free Writing Prospectus approved in advance by the Company and Wm Smith in its capacity as principal or agent hereunder, neither Wm Smith nor the Company (including its agents and representatives, other than Wm Smith in its capacity as such) will make, use, prepare, authorize, approve or refer to any written communication (as defined in Rule 405 under the Act), required to be filed with the Commission, that constitutes an offer to sell or solicitation of an offer to buy Shares hereunder.

8. Covenants of Wm Smith.

(a) Wm Smith covenants and agrees that it is duly registered as a broker-dealer under FINRA, the Exchange Act and the applicable statutes and regulations of each state in which the Shares will be offered and sold, except such states in which Wm Smith is exempt from registration or such registration is not otherwise required. Wm Smith shall continue, for the term of this Agreement, to be duly registered as a broker-dealer under FINRA, the Exchange Act and the applicable statutes and regulations of each state in which the Shares will be offered and sold, except such states in which Wm Smith is exempt from registration or such registration is not otherwise required, during the term of this Agreement.

(b) Wm Smith covenants and agrees that neither Wm Smith nor any of its affiliates nor any entity managed or controlled by Wm Smith or any of its affiliates shall enter into a short position with respect to Common Shares of the Company, including in any account of Wm Smith’s or in any account directly or indirectly managed or controlled by Wm Smith or any of its affiliates or any entity managed or controlled by Wm Smith or any of its affiliates.

9. Conditions to Wm Smith’s Obligations. The obligations of Wm Smith hereunder with respect to a Placement will be subject to the continuing accuracy and completeness of the representations and warranties made by the Company herein, to the due performance by the Company of its obligations hereunder, to the completion by Wm Smith of a due diligence review satisfactory to Wm Smith in its reasonable judgment, and to the continuing satisfaction (or waiver by Wm Smith in its sole discretion) of the following additional conditions:

(a) Registration Statement Effective. The Registration Statement shall have become effective and shall be available for the (i) resale of all Placement Shares issued to Wm Smith and not yet sold by Wm Smith and (ii) the sale of all Placement Shares contemplated to be issued by any Placement Notice.

(b) No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt by the Company of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Placement Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) the occurrence of any event that makes any material statement made in the Registration Statement or the Prospectus or any material document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related Prospectus or documents so that, in the case of the Registration Statement, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) No Misstatement or Material Omission. The Registration Statement or Prospectus, or any amendment or supplement thereto, shall not contain an untrue statement of fact that in Wm Smith’s reasonable opinion based on advice of counsel is material, or omits to state a fact that in Wm Smith’s reasonable opinion is material based on advice of counsel and is required to be stated therein or is necessary to make the statements therein not misleading.

(d) Material Changes. Except as contemplated in the Prospectus, or disclosed in the Company’s reports filed with the Commission, there shall not have been any downgrading in or withdrawal of the rating assigned to any of the Company’s securities (other than asset backed securities) by any rating organization or a public announcement by any rating organization that it has under surveillance or review its rating of any of the Company’s securities (other than asset backed securities), the effect of which, in the case of any such action by a rating organization described above, in the reasonable judgment of Wm Smith (without relieving the Company of any obligation or liability it may otherwise have), is so material as to make it impracticable or inadvisable to proceed with the offering of the Placement Shares on the terms and in the manner contemplated in the Prospectus.

(e) Legal Opinion. Wm Smith shall have received the opinions of Company Counsel and Bermuda Company Counsel required to be delivered pursuant Section 7(n) on or before the date on which such delivery of such opinion is required pursuant to Section 7(n).

(f) Comfort Letter. Wm Smith shall have received the Comfort Letter required to be delivered pursuant Section 7(o) on or before the date on which such delivery of such opinion is required pursuant to Section 7(o).

(g) Representation Certificate. Wm Smith shall have received the certificate required to be delivered pursuant to Section 7(m) on or before the date on which delivery of such certificate is required pursuant to Section 7(m).

(h) No Suspension. Trading in the Shares shall not have been suspended on the Exchange.

(i) Securities Act Filings Made. All filings with the Commission required by Rule 424 under the Securities Act to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424.

(j) Approval for Listing. The Company shall have submitted a notification for listing of the Placement Shares on the Exchange at, or prior to, the issuance of any Placement Notice.

(k) No Termination Event. There shall not have occurred any event that would permit Wm Smith to terminate this Agreement pursuant to Section 12(a).

10. Indemnification and Contribution.

(a) Company Indemnification. The Company agrees to indemnify and hold harmless Wm Smith, the directors, officers, partners, employees and agents of Wm Smith and each person, if any, who (i) controls Wm Smith within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or (ii) is controlled by or is under common control with Wm Smith (a “Wm Smith Affiliate”) from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all reasonable investigative, legal and other expenses incurred in connection with, and any and all reasonable amounts paid in settlement (in accordance with Section 10(c)) of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred, to which Wm Smith, or any such person, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based, directly or indirectly, on (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any Issuer Free Writing Prospectus or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities laws thereof or filed with the Commission, (ii) the omission or alleged omission to state in any such document a material fact required to be stated in it or necessary to make the statements in it not misleading or (iii) any breach by any of the indemnifying parties of any of their respective representations, warranties and agreements contained in this Agreement; provided, however, that this indemnity agreement shall not apply to the extent that such loss, claim, liability, expense or damage arises from the sale of the Placement Shares pursuant to this Agreement and is caused directly or indirectly by an untrue statement or omission made in reliance on and in conformity with information relating to Wm Smith or otherwise from the gross negligence or willful misconduct of Wm Smith. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

(b) Wm Smith Indemnification. Wm Smith agrees to indemnify and hold harmless the Company and its directors and each officer of the Company who signed the Registration Statement, and each person, if any, who (i) controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or (ii) is controlled by or is under common control with the Company (a “Company Affiliate”) against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 10(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendments thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information relating to Wm Smith and furnished to the Company by Wm Smith or otherwise from the gross negligence or willful misconduct of Wm Smith.

(c) Procedure. Any party that proposes to assert the right to be indemnified under this Section 10 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 10, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it might have to any indemnified party otherwise than under this Section 10 and (ii) any liability that it may have to any indemnified party under the foregoing provision of this Section 10 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not, in any event, be liable for any settlement of any action or claim effected without its written consent. No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 10 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

(d) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 10 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or Wm Smith, the Company and Wm Smith will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than Wm Smith, such as persons who control the Company within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and Wm Smith may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and Wm Smith on the other. The relative benefits received by the Company on the one hand and Wm Smith on the other hand shall be deemed to be in the same proportion as the total net proceeds from the sale of the Placement Shares (before deducting expenses) received by the Company bear to the total compensation received by Wm Smith (before deducting expenses) from the sale of Placement Shares on behalf of the Company. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and Wm Smith, on the other, with respect to the statements or omission that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or Wm Smith, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and Wm Smith agree that it would not be just and equitable if contributions pursuant to this Section 10(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense, or damage, or action in respect thereof, referred to above in this Section 10(d) shall be deemed to include, for the purpose of this Section 10(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent consistent with Section 10(c) hereof. Notwithstanding the foregoing provisions of this Section 10(d), Wm Smith shall not be required to contribute any amount in excess of the commissions received by it under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10(d), any person who controls a party to this Agreement within the meaning of the Securities Act, and any officers, directors, partners, employees or agents of Wm Smith, will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 10(d), will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 10(d) except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. Except for a settlement entered into pursuant to the last sentence of Section 10(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 10(c) hereof.

11. Representations and Agreements to Survive Delivery. The indemnity and contribution agreements contained in Section 10 of this Agreement and all representations and warranties of the Company herein or in certificates delivered pursuant hereto shall survive, as of their respective dates, regardless of (i) any investigation made by or on behalf of Wm Smith, any controlling persons, or the Company (or any of their respective officers, directors or controlling persons), (ii) delivery and acceptance of the Placement Shares and payment therefor or (iii) any termination of this Agreement.

12. Termination.

(a) Wm Smith shall have the right by giving notice as hereinafter specified at any time to terminate this Agreement if (i) any Material Adverse Effect has occurred that, in the reasonable judgment of Wm Smith, may materially impair the ability of Wm Smith to sell the Placement Shares hereunder, (ii) the Company shall have failed, refused or been unable to perform any agreement on its part to be performed hereunder; provided, however, in the case of any failure of the Company to deliver (or cause another person to deliver) any certification, opinion, or letter required under Sections 7(m), 7(n), or 7(o), Wm Smith’s right to terminate shall not arise unless such failure to deliver (or cause to be delivered) continues for more than thirty days from the date such delivery was required; or (iii) any suspension or limitation of trading in the Placement Shares or in securities generally on the Exchange shall have occurred. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(g) (Expenses), Section 9 (Indemnification), Section 11 (Survival of Representations), Section 17 (Applicable Law; Consent to Jurisdiction) and Section 18 (Waiver of Jury Trial) hereof shall remain in full force and effect notwithstanding such termination. If Wm Smith elects to terminate this Agreement as provided in this Section 12(a), Wm Smith shall provide the required notice as specified in Section 13 (Notices).

(b) The Company shall have the right, by giving 60 days notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(g), Section 10, Section 11, Section 17 and Section 18 hereof shall remain in full force and effect notwithstanding such termination.

(c) Wm Smith shall have the right, by giving 60 days notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(g), Section 10, Section 11, Section 17 and Section 18 hereof shall remain in full force and effect notwithstanding such termination.

(d) Unless earlier terminated pursuant to this Section 12, this Agreement shall automatically terminate upon the issuance and sale of the maximum amount of the Shares set forth in Section 1 through Wm Smith on the terms and subject to the conditions set forth herein; provided that the provisions of Section 7(g), Section 10, Section 11, Section 17 and Section 18 hereof shall remain in full force and effect notwithstanding such termination.

(e) This Agreement shall remain in full force and effect unless terminated pursuant to Sections 12(a), (b), (c), or (d) above or otherwise by mutual agreement of the parties; provided, however, that any such termination by mutual agreement shall in all cases be deemed to provide that Section 7(g), Section 10, Section 11, Section 17 and Section 18 shall remain in full force and effect.

(f) Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by Wm Smith or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Shares, such Placement Shares shall settle in accordance with the provisions of this Agreement.

13. Notices. All notices or other communications required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing, unless otherwise specified, and if sent to Wm Smith, shall be delivered to:

Wm Smith & Co.

1700 Lincoln Street, Suite 2545

Denver, CO 80203

Attention: William S. Smith

Facsimile: 303-831-0881

with a copy to:

Holme Roberts & Owen LLP

1700 Lincoln Street, Suite 4100

Denver, CO 80203

Attention: Garth B. Jensen

Facsimile: 303-866-0200

and if to the Company, shall be delivered to:

XOMA Ltd.

2910 Seventh Street

Berkeley, CA 94710

Attention: Christopher J. Margolin

Facsimile: (510) 649-7471

with a copy to:

Cahill Gordon & Reindel LLP

80 Pine Street

New York, New York 10005

Attention: Geoffrey E. Liebmann

Facsimile: (212) 269-5420

Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 4:30 p.m., New York City time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid). For purposes of this Agreement, “Business Day” shall mean any day on which the Exchange and commercial banks in the City of New York are open for business.

An electronic communication (“Electronic Notice”) shall be deemed written notice for purposes of this Section 13 if sent to the electronic mail address specified by the receiving party under separate cover. Electronic Notice shall be deemed received at the time the party sending

Electronic Notice receives verification of receipt by the receiving party. Any party receiving Electronic Notice may request and shall be entitled to receive the notice on paper, in a nonelectronic form (“Nonelectronic Notice”) which shall be sent to the requesting party within ten (10) days of receipt of the written request for Nonelectronic Notice.

14. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company and Wm Smith and their respective successors and the affiliates, controlling persons, officers and directors referred to in Section 10 hereof. References to any of the parties contained in this Agreement shall be deemed to include the successors and permitted assigns of such party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party; provided, however, that Wm Smith may assign its rights and obligations hereunder to an affiliate of Wm Smith without obtaining the Company’s consent.

15. Adjustments for Stock Splits. The parties acknowledge and agree that all share-related numbers contained in this Agreement shall be adjusted to take into account any share subdivision, bonus issue or similar event effected with respect to the Shares.

16. Entire Agreement; Amendment; Severability. This Agreement (including all schedules and exhibits attached hereto and Placement Notices issued pursuant hereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and Wm Smith. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement.

17. Applicable Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

18. Waiver of Jury Trial. The Company and Wm Smith each hereby irrevocably waives any right it may have to a trial by jury in respect of any claim based upon or arising out of this agreement or any transaction contemplated hereby.

19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile transmission.

[Remainder of Page Intentionally Blank]

If the foregoing correctly sets forth the understanding between the Company and Wm Smith, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and Wm Smith.

Very truly yours,

XOMA Ltd.

By:
Name:	Christopher J. Margolin
Title:	Vice President, General Counsel and Secretary

ACCEPTED as of the date first-above written:

WM SMITH & CO.

By:
Name:	Patrice McNicoll
Title:	Managing Director

SCHEDULE 1

FORM OF PLACEMENT NOTICE

From:	[ ]

To:	Wm Smith & Co.
Attention: William Smith and Patrice McNicoll

Subject:	At Market Issuance—Placement Notice

Gentlemen:

Pursuant to the terms and subject to the conditions contained in the At Market Issuance Sales Agreement between XOMA Ltd. (the “Company”), and Wm Smith & Co. (“Wm Smith”) dated July 14, 2009, the Company hereby requests that Wm Smith sell up to          shares of the Company’s common shares, par value $0.0005 per share, at a minimum market price of $         per share, during the time period beginning [month, day, time] and ending [month, day, time].

SCHEDULE 2

Compensation

The Company shall pay to Wm Smith in cash, upon each sale of Shares pursuant to this Agreement an amount equal to 3% of the gross proceeds but no less than $0.02 per share from each sale of Shares pursuant to this Agreement.

SCHEDULE 3

Company

Christopher J Margolin	margolin@xoma.com

Fred Kurland

Steve Engle

Wm Smith

Bill Smith	bsmith@wmsmith.com

Patrice McNicoll	pMcNicoll@wmsmith.com

SCHEDULE 4

Account Information

Disclosure Schedule

Section 6(g)

Subsidiaries

XOMA (Bermuda) Ltd.

XOMA Development Corporation

XOMA Ireland Limited

XOMA Technology Ltd.

XOMA (US) LLC

XOMA Limited (UK)

EXHIBIT 7(m)

Form of Representation Date Certificate

This Officers Certificate (this “Certificate”) is executed and delivered in connection with Section 7(m) of the At Market Issuance Sales Agreement (the “Agreement”), dated July 14, 2009, and entered into between XOMA Ltd. (the “Company”) and Wm Smith & Co. (“Wm Smith”). All capitalized terms used but not defined herein shall have the meanings given to such terms in the Agreement

The undersigned, a duly appointed and authorized officer of the Company, having been authorized by the Company to execute this certificate, hereby certifies as follows:

1. As of the date of this Certificate, (i) the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (ii) neither the Prospectus nor the Pricing Disclosure Materials contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iii) no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading.

2. Each of the representations and warranties of the Company contained in the Agreement were, when originally made, and are, as of the date of this Certificate, true and correct in all material respects.

3. Each of the covenants required to be performed by the Company in the Agreement on or prior to the date of the Agreement, this Representation Date, and each such other date as set forth in the Agreement, has been duly, timely and fully performed in all material respects and each condition required to be complied with by the Company on or prior to the date of the Agreement, this Representation Date, and each such other date as set forth in the Agreement or in the Waivers has been duly, timely and fully complied with in all material respects.

4. Except as set forth in, incorporated by reference into or otherwise contemplated by the Registration Statement or the Prospectus, since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus there has not been any material adverse change in the business, properties, financial position, or results of operations of the Company, taken as a whole.

5. No stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or threatened by any securities or other governmental authority (including, without limitation, the Commission).

6. No order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction are in effect and no proceeding for such purpose is pending before, or threatened, to the Company’s knowledge or in writing by, any securities or other governmental authority (including, without limitation, the Commission).

The undersigned has executed this Officer’s Certificate as of the date first written above.

XOMA LTD.

By:
Name:
Title:

2

EXHIBIT 7(n)(1)(A)

Form Of Legal Opinion of Conyers Dill & Pearman

Capitalized terms used and not defined herein shall have the meanings ascribed to them in the At Market Issuance Sales Agreement (the “Agreement”)

(i) The Common Shares have been duly authorized in accordance with the Company’s memorandum of continuance and bye-laws.

(ii) When issued and paid in accordance with the terms of the Agreement, the Common Shares will be validly issued, fully paid and non-assessable (meaning that no further sums are required to be paid by the holders thereof in connection with the issue of such shares).

(iii) The Company has been duly continued to Bermuda and is existing under the laws of Bermuda in good standing (meaning solely that it has not failed to make any filing with any Bermuda governmental authority, or to pay any Bermuda government fee or tax, which would make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of Bermuda).

(iv) The Company has the necessary corporate power and authority to enter into and perform its obligations under the Agreement. The execution and delivery of the Agreement by the Company and the performance by the Company of its obligations thereunder, will not violate the memorandum of continuance or bye-laws of the Company nor any applicable law, regulation, order or decree in Bermuda.

(v) The Company has taken all corporate action required to authorise its execution, delivery and performance of the Agreement. The Agreement has been duly executed and delivered by or on behalf of the Company, and constitutes the valid and binding obligations of the Company in accordance with the terms thereof.

EXHIBIT 7(n)(1)(B)

Form Of Legal Opinion of Cahill Gordon & Reindel LLP

Capitalized terms used and not defined herein shall have the meanings ascribed to them in the At Market Issuance Sales Agreement (the “Agreement”)

(i) Assuming the due authorization, execution and delivery thereof by the Company and the Wm Smith, the Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

(ii) The Registration Statement, Prospectus and the Prospectus Supplement (other than the financial statements and schedules and other financial data included or incorporated by reference therein, as to which we express no opinion), as of their respective effective and issue dates, complied as to form in all material respects with the requirements of the Securities Act and the rules and regulations thereunder.

The opinion of counsel shall include, or will be accompanied by letter containing, standard Rule 10b-5 negative assurance language.